                                                                    Exhibit 20.1

[LOGO OMITTED] STATE STREET (R)
               Serving Institutional
               Investors Worldwide(SM)

             Chase Manhattan - First Union Commercial Mortgage Trust
                  Commercial Mortgage Pass Through Certificates
                                  Series 1999-1
                                      B305

                                                                                                     Payment Date: February 17, 2000

State Street Corporation                                                                             Record Date:  January 31, 2000

Corporate Trust

2 Avenue de Lafayette

Boston, MA  02111-1724

Trustee's Report to Certificateholders
Table of Content
------------------------------------------------------------------------------------------------------------------------------------
Report Sections                                       Preparer                         Page Number
---------------                                       --------                         -----------
Distribution Date Statement                           Trustee                             1 - 6
Loan Schedule                                         Trustee                             7 - 11
Loan Portfolio Stratifications                        Trustee                            12 - 13
REO Status Report                                     Servicer                             14
Watch List                                            Servicer                             15
Delinquent Loan Status                                Servicer                           16 - 17
Historical Loan Modification Report                   Servicer                             18
Historical Liquidation Report                         Servicer                             19
Comparative Financial Report                          Servicer                           20 - 25
------------------------------------------------------------------------------------------------------------------------------------

Additional Report/File
------------------------------------------------------------------------------------------------------------------------------------
CSSA Periodic Loan Update File                        Servicer                         Delivery Through Web Site
Operating Statement Analysis                          Servicer                         Upon Reqest
NOI Adjustment Worksheet                              Servicer                         Upon Reqest
------------------------------------------------------------------------------------------------------------------------------------
State Street Information Delivery Vehicles
------------------------------------------------------------------------------------------------------------------------------------
Web Site:                                                         http://corporatetrust.statestreet.com
For other information delivery requests:                          informationdelivery@fmg-statestreet.com
------------------------------------------------------------------------------------------------------------------------------------
Deal-Specific Contacts
------------------------------------------------------------------------------------------------------------------------------------
Account Officer (trustee and paying agent questions):             David Shepherd                 (617) 662-1327
Account Administrator (analytics and collateral questions):       Lai Yee Yuen                   (617) 662-1302
Servicer                     The Chase Manhattan Bank                                            (212) 622-3009
Special Servicer             Orix Real Estate Capital Markets                                    (214) 290-2489
------------------------------------------------------------------------------------------------------------------------------------
Rating Agency Contacts
------------------------------------------------------------------------------------------------------------------------------------
Duffs & Phelps Rating Co.     Fitch IBCA, Inc.                    Moody's Investors Service      Standard & Poor's Rating Services
55 East Monroe Street         One State Street Plaza              99 Church Street               26 Brookway
Chicago, Illinois 60603       New York, NY 10004                  New York, NY 10007             New York, NY 10007
(312) 368-3100                (212) 908-0500                      (212) 553-0300                 (212) 208-8000
------------------------------------------------------------------------------------------------------------------------------------

This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer solely as a convenience for the user, and should not be relied upon without further investigation by any user contemplating an investment decision with respect to the related securities.

[LOGO OMITTED] STATE STREET (R)
               Serving Institutional
               Investors Worldwide(SM)

                        Chase Manhattan - First Union Commercial Mortgage Trust
                            Commercial Mortgage Pass Through Certificates
                                        Series 1999-1
                                              B305

                                                                                                     Payment Date: February 17, 2000

                                                                                                     Record Date:  January 31, 2000

Trustee's Report to Certificateholders
Payment Summary
------------------------------------------------------------------------------------------------------------------------------------
                                     Pass-Through       Interest          Original             Beginning            Principal
     Class            CUSIP              Rate             Type            Balance               Balance               Paid
------------------------------------------------------------------------------------------------------------------------------------
      A-1           161582AA9          7.1340%           Fixed        $210,400,000.00       $205,778,157.49        $775,728.45
      A-2           161582AB7          7.4390%           Fixed        $816,865,579.00       $816,865,579.00           $0.00
       B            161582AD3          7.6190%           Fixed         $76,870,213.00        $76,870,213.00           $0.00
       C            161582AE1          7.6250%           Fixed         $62,893,811.00        $62,893,811.00           $0.00
       D            161582AF8          7.6250%           Fixed         $20,964,604.00        $20,964,604.00           $0.00
       E            161582AG6          7.5750%          Variable       $48,917,408.00        $48,917,408.00           $0.00
       F            161582AH4          7.5750%          Variable       $17,470,503.00        $17,470,503.00           $0.00
       G            161582AJ0          6.4000%           Fixed         $59,399,711.00        $59,399,711.00           $0.00
       H            161582AK7          6.4000%           Fixed         $10,482,302.00        $10,482,302.00           $0.00
       I            161582AL5          6.4000%           Fixed         $10,482,301.00        $10,482,301.00           $0.00
       J            161582AM3          6.4000%           Fixed         $20,964,604.00        $20,964,604.00           $0.00
       K            161582AN1          6.4000%           Fixed          $6,988,201.00         $6,988,201.00           $0.00
       L            161582AP6          6.4000%           Fixed          $8,735,252.00         $8,735,252.00           $0.00
       M            161582AQ4          6.4000%           Fixed         $26,205,752.00        $26,205,752.00           $0.00
       X*           161582AC5          0.3103%          Variable    $1,397,640,241.00     $1,393,018,398.49           $0.00
       R               N/A             0.0000%          Residual                $0.00                 $0.00           $0.00
------------------------------------------------------------------------------------------------------------------------------------
* Based on a Notional Balance                           Totals:     $1,397,640,241.00     $1,393,018,398.49       $775,728.45
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Interest                Total                   Ending
Class                Paid                   Paid                  Balance
--------------------------------------------------------------------------------
A-1            $  1,223,351.15       $  1,999,079.60       $   205,002,429.04
A-2            $  5,063,885.87       $  5,063,885.87       $   816,865,579.00
 B             $    488,061.79       $    488,061.79       $    76,870,213.00
 C             $    399,637.76       $    399,637.76       $    62,893,811.00
 D             $    133,212.59       $    133,212.59       $    20,964,604.00
 E             $    308,793.09       $    308,793.09       $    48,917,408.00
 F             $    110,283.25       $    110,283.25       $    17,470,503.00
 G             $    316,798.46       $    316,798.46       $    59,399,711.00
 H             $     55,905.61       $     55,905.61       $    10,482,302.00
 I             $     55,905.61       $     55,905.61       $    10,482,301.00
 J             $    111,811.22       $    111,811.22       $    20,964,604.00
 K             $     37,270.41       $     37,270.41       $     6,988,201.00
 L             $     46,588.01       $     46,588.01       $     8,735,252.00
 M             $    139,764.35       $    139,764.35       $    26,205,752.00
 X*            $    360,257.97       $    360,257.97       $ 1,392,242,670.04
 R             $          0.00       $          0.00       $             0.00
--------------------------------------------------------------------------------
               $  8,851,527.14       $  9,627,255.59       $ 1,392,242,670.04
--------------------------------------------------------------------------------

Distributions per Certificate
--------------------------------------------------------------------------------
              Beginning       Principal         Interest           Ending
 Class     Certif. Factor   Distribution(1)   Distribution(1)   Certif. Factor
--------------------------------------------------------------------------------
  A-1        0.978033068      3.6869223        5.814406606       0.974346146
  A-2        1.000000000      0.0000000        6.199166669       1.000000000
   B         1.000000000      0.0000000        6.349166614       1.000000000
   C         1.000000000      0.0000000        6.354166708       1.000000000
   D         1.000000000      0.0000000        6.354166766       1.000000000
   E         1.000000000      0.0000000        6.312539904       1.000000000
   F         1.000000000      0.0000000        6.312540057       1.000000000
   G         1.000000000      0.0000000        5.333333356       1.000000000
   H         1.000000000      0.0000000        5.333333270       1.000000000
   I         1.000000000      0.0000000        5.333333779       1.000000000
   J         1.000000000      0.0000000        5.333333270       1.000000000
   K         1.000000000      0.0000000        5.333334001       1.000000000
   L         1.000000000      0.0000000        5.333333257       1.000000000
   M         1.000000000      0.0000000        5.333346468       1.000000000
   X*        0.996693110      0.0000000        0.257761589       0.996138083
   R             N/A             N/A               N/A               N/A
--------------------------------------------------------------------------------
(1) represents net payment per certificate

[LOGO OMITTED] STATE STREET (R)
               Serving Institutional
               Investors Worldwide(SM)

                        Chase Manhattan - First Union Commercial Mortgage Trust
                            Commercial Mortgage Pass Through Certificates
                                        Series 1999-1
                                              B305

                                                                                                     Payment Date: February 17, 2000

                                                                                                     Record Date:  January 31, 2000

Trustee's Report to Certificateholders
Principal Detail
------------------------------------------------------------------------------------------------------------------------------
                 Beginning          Scheduled      Unscheduled    Other Principal/       Total Principal     Realized Losses/
   Class          Balance           Principal       Principal     Cash Adjustments       Distrib. Amount       Balance Adj.
------------------------------------------------------------------------------------------------------------------------------
    A-1      $205,778,157.49       $775,728.45        $0.00             $0.00              $775,728.45             $0.00
    A-2      $816,865,579.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     B        $76,870,213.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     C        $62,893,811.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     D        $20,964,604.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     E        $48,917,408.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     F        $17,470,503.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     G        $59,399,711.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     H        $10,482,302.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     I        $10,482,301.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     J        $20,964,604.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     K         $6,988,201.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     L         $8,735,252.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     M        $26,205,752.00          $0.00           $0.00             $0.00                 $0.00                $0.00
     X*    $1,393,018,398.49          $0.00           $0.00             $0.00                 $0.00                $0.00
     R                 $0.00          $0.00           $0.00             $0.00                 $0.00                $0.00
------------------------------------------------------------------------------------------------------------------------------
  Totals:  $1,393,018,398.49       $775,728.45        $0.00             $0.00              $775,728.45             $0.00
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Reimbursement of             Ending               Cumulative
   Class     Prior loss/additional exp.      Balance             Realized Losses
--------------------------------------------------------------------------------
    A-1               $0.00              $205,002,429.04              $0.00
    A-2               $0.00              $816,865,579.00              $0.00
     B                $0.00               $76,870,213.00              $0.00
     C                $0.00               $62,893,811.00              $0.00
     D                $0.00               $20,964,604.00              $0.00
     E                $0.00               $48,917,408.00              $0.00
     F                $0.00               $17,470,503.00              $0.00
     G                $0.00               $59,399,711.00              $0.00
     H                $0.00               $10,482,302.00              $0.00
     I                $0.00               $10,482,301.00              $0.00
     J                $0.00               $20,964,604.00              $0.00
     K                $0.00                $6,988,201.00              $0.00
     L                $0.00                $8,735,252.00              $0.00
     M                $0.00               $26,205,752.00              $0.00
     X*               $0.00            $1,392,242,670.04              $0.00
     R                $0.00                        $0.00              $0.00
--------------------------------------------------------------------------------
  Totals:             $0.00            $1,392,242,670.04              $0.00
--------------------------------------------------------------------------------

Interest Detail
-------------------------------------------------------------------------------------------------------------------------------
                  Accrued          Beg. Unpaid      Prepayment    Current Interest     Prepayment Premium/       Deferred
   Class     Certif. Interest       Interest      Int. Shortfall     Shortfalls         Yield Maintenance        Interest
-------------------------------------------------------------------------------------------------------------------------------
    A-1       $1,223,351.15           $0.00           $0.00             $0.00                 $0.00                $0.00
    A-2       $5,063,885.87           $0.00           $0.00             $0.00                 $0.00                $0.00
     B          $488,061.79           $0.00           $0.00             $0.00                 $0.00                $0.00
     C          $399,637.76           $0.00           $0.00             $0.00                 $0.00                $0.00
     D          $133,212.59           $0.00           $0.00             $0.00                 $0.00                $0.00
     E          $308,793.09           $0.00           $0.00             $0.00                 $0.00                $0.00
     F          $110,283.25           $0.00           $0.00             $0.00                 $0.00                $0.00
     G          $316,798.46           $0.00           $0.00             $0.00                 $0.00                $0.00
     H           $55,905.61           $0.00           $0.00             $0.00                 $0.00                $0.00
     I           $55,905.61           $0.00           $0.00             $0.00                 $0.00                $0.00
     J          $111,811.22           $0.00           $0.00             $0.00                 $0.00                $0.00
     K           $37,270.41           $0.00           $0.00             $0.00                 $0.00                $0.00
     L           $46,588.01           $0.00           $0.00             $0.00                 $0.00                $0.00
     M          $139,764.01           $0.67           $0.00             $0.00                 $0.00                $0.00
     X*         $360,257.97           $0.00           $0.00             $0.00                 $0.00                $0.00
     R                $0.00           $0.00           $0.00             $0.00                 $0.00                $0.00
-------------------------------------------------------------------------------------------------------------------------------
  Totals:     $8,851,526.80           $0.67           $0.00             $0.00                 $0.00                $0.00
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Excess              Total Interest           Cum. Unpaid
   Class            Interest             Distr. Amount        Interest Shortfall
--------------------------------------------------------------------------------
    A-1              $0.00              $1,223,351.15                $0.00
    A-2              $0.00              $5,063,885.87                $0.00
     B               $0.00                $488,061.79                $0.00
     C               $0.00                $399,637.76                $0.00
     D               $0.00                $133,212.59                $0.00
     E               $0.00                $308,793.09                $0.00
     F               $0.00                $110,283.25                $0.00
     G               $0.00                $316,798.46                $0.00
     H               $0.00                 $55,905.61                $0.00
     I               $0.00                 $55,905.61                $0.00
     J               $0.00                $111,811.22                $0.00
     K               $0.00                 $37,270.41                $0.00
     L               $0.00                 $46,588.01                $0.00
     M               $0.00                $139,764.35                $0.33
     X*              $0.00                $360,257.97                $0.00
     R               $0.00                      $0.00                $0.00
--------------------------------------------------------------------------------
  Totals:            $0.00              $8,851,527.14                $0.33
--------------------------------------------------------------------------------

[LOGO OMITTED] STATE STREET (R)
               Serving Institutional
               Investors Worldwide(SM)

                       Chase Manhattan - First Union Commercial Mortgage Trust
                            Commercial Mortgage Pass Through Certificates
                                        Series 1999-1
                                              B305

                                                                                                     Payment Date: February 17, 2000

                                                                                                     Record Date:  January 31, 2000

Trustee's Report to Certificateholders

Delinquency Statistics
                          --------------------------------------------------------------------------------------------------------
                                One Month       Two Months   Three+Months            Foreclosures                 Total
----------------------------------------------------------------------------------------------------------------------------------
# of Loans                          0                0             0                      0                         0
----------------------------------------------------------------------------------------------------------------------------------
Ending APB                        0.00             0.00          0.00                    0.00                      0.00
----------------------------------------------------------------------------------------------------------------------------------
Appraisal Reduction
                                                                                  -----------------------------------------------
                                                                                     Current Total         Cumulative Total
---------------------------------------------------------------------------------------------------------------------------------
Loan Number                  0                    0                    0                   0                      0
---------------------------------------------------------------------------------------------------------------------------------
Amount                      0.00                0.00                 0.00                0.00                    0.00
---------------------------------------------------------------------------------------------------------------------------------
ASER Date                  0/0/00              0/0/00               0/0/00              0/0/00                  0/0/00
---------------------------------------------------------------------------------------------------------------------------------
Liquidated Mortgage Loans
------------------------------------------------------------------------------------------------------------------------------------
    Loan Number           Aggregate Liquidation Proceeds        Proceeds allocable to certificates      Collateral Support Deficit
------------------------------------------------------------------------------------------------------------------------------------
No Liquidated Loans                    0.00                                 0.00                                    0.00
-----------------------------------------------------------------------------------------------------------------------------------
No Liquidated Loans                    0.00                                 0.00                                    0.00
-----------------------------------------------------------------------------------------------------------------------------------
REO Properties (which a Final Recovery Determination has been made)
------------------------------------------------------------------------------------------------------------------------------------
  Loan Number      Aggregate Liquidation Proceeds   Proceeds allocable to certificates   Collateral Support Deficit  Appraised Value
------------------------------------------------------------------------------------------------------------------------------------
 No REO Properties           0.00                                  0.00                            0.00                   0.00
-----------------------------------------------------------------------------------------------------------------------------------
 No REO Properties           0.00                                  0.00                            0.00                   0.00
-----------------------------------------------------------------------------------------------------------------------------------

================================================================================================================================
Aggregate amount of monies collected by Servicer with respect to REO property during the Collection Period                 0.00
================================================================================================================================

================================================================================================================================
Aggr. of all Liquidation Proceeds and other amt. received in connection with Final Recovery Determination                  0.00
================================================================================================================================

Mortgage Loans which were defeased during the related Due Period
------------------------------------------------------------------------------
    Loan Number              NA                  NA                   NA
------------------------------------------------------------------------------

[LOGO OMITTED] STATE STREET (R)
               Serving Institutional
               Investors Worldwide(SM)


                       Chase Manhattan - First Union Commercial Mortgage Trust
                            Commercial Mortgage Pass Through Certificates
                                        Series 1999-1
                                              B305

                                                                                                     Payment Date: February 17, 2000

                                                                                                     Record Date:  January 31, 2000
Trustee's Report to Certificateholders

----------------------------------------------------------------------------------------------------------------------------------
Available Distribution Amount                                                                                        9,627,255.59
----------------------------------------------------------------------------------------------------------------------------------

Collateral Information:
----------------------------------------------------------------------------------------------------------------------------------
                                                                             Current Period               Current Period

                                                   Closing                     Beginning                      Ending
                                                   -------                     ---------                      ------
Stated Principal Balance                              1,397,640,242.00           1,393,018,399.35                1,392,242,670.90
Actual Principal Balance                                                                                         1,392,250,724.62
Loan Count                                                                       205                             205

Gross WAC                                                                                7.90879%
Net WAC                                                                                  7.62505%
----------------------------------------------------------------------------------------------------------------------------------

Interest Reserve Account:
----------------------------------------------------------------------
Beginning Balance                                                0.00
Deposits                                                    260846.13
Withdrawals                                                      0.00
Ending Balance                                              260846.13
----------------------------------------------------------------------

Advances:
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate P&I Advances                                                                                                  110,537.11
Aggregate unreimbursed P&I Advances outstanding as of close of business on distribution date                            110,537.11
Interest accrued and payable to Master Servicer in respect of unreimbursed P&I Advances                                       0.00
Interest Payable to Master Servicer on Advances                                                                               0.00
Aggregate Amount of interest on Servicing Advances paid to the Special Servicer                                               0.00
-----------------------------------------------------------------------------------------------------------------------------------

Servicing and Trustee Fees:
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Amount of servicing compensation paid to Master Servicer                                                       67,378.69
Aggregate Amount of servicing compensation paid to Special Servicer                                                           0.00
Aggregate Amount of servicing compensation paid to Sub-Servicer directly out of trust fund                                    0.00
Sub-Servicing Fee (included in Master Servicing Fee)                                                                          0.00
Trustee Fees
-----------------------------------------------------------------------------------------------------------------------------------

Aggregate Amount Of:
==========================================================
Liquidation Proceeds                                 0.00
Insurance Proceeds                                   0.00
Principal Recovery Fees                              0.00
Additional Trust Fund Expenses                       0.00
Additional Interest                                  0.00
Net Default Interest                                 0.00
==========================================================

[LOGO OMITTED] STATE STREET (R)
               Serving Institutional
               Investors Worldwide(SM)


                        Chase Manhattan - First Union Commercial Mortgage Trust
                            Commercial Mortgage Pass Through Certificates
                                        Series 1999-1
                                              B305

                                                                                                     Payment Date: February 17, 2000

                                                                                                     Record Date:  January 31, 2000

Trustee's Report to Certificateholders

                            Original/Current Ratings
-----------------------------------------------------------------------------------------------------------------------
                      Original DCR      Current DCR      Original Fitch        Current Fitch        Original Moody's
      Class                                                                       19990925
-----------------------------------------------------------------------------------------------------------------------
       A-1                                                    AAA                   AAA
       A-2                                                    AAA                   AAA
        B                                                      AA                    AA
        C                                                      A                     A
        D                                                      A-                    A-
        E                                                     BBB                   BBB
        F                                                     BBB-                  BBB-
        G                                                      NR                    NR
        H                                                      NR                    NR
        I                                                      NR                    NR
        J                                                      NR                    NR
        K                                                      NR                    NR
        L                                                      NR                    NR
        M                                                      NR                    NR
        X*                                                    AAA                   AAA
        R
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                       Current Moodys    Original S&P         Current S&P
      Class                                                     19990925
-------------------------------------------------------------------------------
       A-1                                   AAA                  AAA
       A-2                                   AAA                  AAA
        B                                     AA                   AA
        C                                     A                    A
        D                                     A-                   A-
        E                                    BBB                  BBB
        F                                    BBB-                 BBB-
        G                                     NR                   NR
        H                                     NR                   NR
        I                                     NR                   NR
        J                                     NR                   NR
        K                                     NR                   NR
        L                                     NR                   NR
        M                                     NR                   NR
        X*                                   AAA                  AAA
        R
-------------------------------------------------------------------------------

Subordinate Support Percentage & Original Class Maturity @ 0% CPR                                          Prepayment Speed History
---------------------------------------------------------------------------------------------------       --------------------------
                 Orig. Class Maturity         Original Subordinate            Current Subordinate                           CPR
      Class           @ 0% CPR                 Support Percentage             Support Percentage                             %
      -----           --------                 ------------------             ------------------          --------------------------
       A-1            8/15/07                       26.500%                         26.603%                   1 month      0.00%
       A-2            8/15/09                       26.500%                         26.603%               --------------------------
        B             8/15/09                       21.000%                         21.081%                   3 month      0.00%
        C             8/15/09                       16.500%                         16.564%               --------------------------
        D             8/15/09                       15.000%                         15.058%                   6 month      0.00%
        E             8/15/11                       11.500%                         11.545%               --------------------------
        F             8/15/11                       10.250%                         10.290%                  12 month      0.00%
        G                                            6.000%                          6.023%               --------------------------
        H                                            5.250%                          5.270%                    Life        0.00%
        I                                            4.500%                          4.517%               --------------------------
        J                                            3.000%                          3.012%
        K                                            2.500%                          2.510%
        L                                            1.875%                          1.882%
        M                                            0.000%                          0.000%
        X*                                             NA                              NA
        R                                              NA                              NA
---------------------------------------------------------------------------------------------------